SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 29, 2003
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                          OPINION RESEARCH CORPORATION
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             (Exact name of registrant as specified in its charter)



             Delaware                    0-22554               22-3118960
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   (State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
         of incorporation)                                  Identification No.)



600 College Road East, Suite #4100, Princeton, New Jersey           08540
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (609) 452-5400
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1: Press Release dated July 29, 2003.

Item 12.  Results of Operations and Financial Condition

                  On July 29, 2003, Opinion Research Corporation (the "Company") issued a press release announcing the Company's second quarter 2003 financial results. The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 9 - "Regulation FD Disclosure" - and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OPINION RESEARCH CORPORATION


Date: July 29, 2003       By:  /s/ Douglas L. Cox
                               -------------------------------------------------
                               Douglas L. Cox
                               Executive Vice President and
                               Chief Financial Officer




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                                  Exhibit Index

Exhibit No.
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99.1              Press release dated July 29, 2003: Opinion Research Reports
                  Results for the Second Quarter.